EXHIBIT 10.4

                                 AMENDMENT NO. 7
                                       TO
                          WERNER HOLDING CO. (PA), INC.
                              STOCK INCENTIVE PLAN

The Werner Holding Co. (PA), Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

1. New, revised EBITDA targets as set forth below may be adopted for certain Participants in the Plan as designated by the Committee. Those Participants entitled to receive the revised EBITDA targets shall either enter into an amendment to the Participant's existing Agreement or a new Agreement reflecting such change.

                        EARNINGS BEFORE INTEREST, TAXES,
                          DEPRECIATION AND AMORTIZATION
                            (IN THOUSANDS OF DOLLARS)

               (A)      (B)       (C)
                               Cumulative
Fiscal Year  Minimum   Target    Target
-----------  -------   ------  ----------
   2004       48,800   61,000     61,000
   2005       55,600   69,500    130,500
   2006       61,800   77,100    207,700
   2007       66,800   83,500    291,200
   2008       74,400   92,900    384,100
   2009       81,100  101,400    485,500

2. All other provision of the Plan unchanged hereby shall continue in full force and effect.

Pursuant to Werner Holding Co. (PA), Inc. Board of Directors action dated April 15, 2004.